AMENDMENT NUMBER FIVE TO
                  LOAN AND SECURITY AGREEMENT


          This   AMENDMENT  NUMBER  FIVE  TO  LOAN  AND  SECURITY
AGREEMENT  (this "Amendment") is entered into as of  October  26, 1999, by  and between Foothill Capital Corporation, a California corporation
("Foothill"),  on  the  one  hand,  and   Intergraph Corporation, a
Delaware corporation ("Borrower"), with  reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of December 20, 1996 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. Borrower has requested Foothill to amend the Agreement to, among other things, reduce the minimum Net Worth covenant for Borrower's fiscal quarter ending September 30, 1999 as set forth in this Amendment;

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1. Amendments to the Agreement. Section 7.20(b) of the Agreement hereby is amended such that for the fiscal quarter ending September 30, 1999, the minimum Net Worth covenant amount shall be reduced from $300,000,000 to $260,000,000.

          2. Representations and Warranties; Covenants. Borrower hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          3. Conditions Precedent to Amendment. The satisfaction of each of the following on or before October 29, 1999, shall constitute conditions precedent to the effectiveness of this Amendment:

               a. Foothill shall have received the reaffirmation and consent of each of the Obligors (other than Borrower) attached hereto as Exhibit A, duly executed and delivered by the respective authorized officials thereof;

               b. Foothill shall have received all required consents of Foothill's participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment and each such consent shall be in form and substance satisfactory to Foothill, duly executed, and in full force and effect;

               c. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               f. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4.   Effect on Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance  with its  respective terms
and hereby is ratified and confirmed in all respects.   The  execution,
delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          5. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          6.   Miscellaneous.

               a.   Upon the effectiveness of this Amendment, each reference in
the   Agreement  to  "this  Agreement",  "hereunder",   "herein", "hereof"
or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b.   Upon the effectiveness of this Amendment, each reference in
the   Loan  Documents  to  the  "Loan  Agreement",  "thereunder", "therein",
"thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of  an executed counterpart of
this Amendment by telefacsimile shall  be equally   as  effective  as
delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          [Remainder of page left intentionally blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                                By:  /s/ Victor Barwig
                                     ___________________________

                                     Title: Vice President
                                            ____________________



                              INTERGRAPH CORPORATION, a Delaware
                              corporation



                                By:  /s/ Eugene H. Wrobel
                                     ___________________________

                                     Title:  VP & Treasurer
                                             ___________________


                           EXHIBIT A
                           _________

                     Reaffirmation and Consent

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Five to Loan and Security Agreement, dated as of October 26, 1999 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment;
(c) acknowledges and reaffirms its obligations owing to Foothill under the Pledge Agreement and any other Loan Documents to which it is party; and
(d) agrees that each of the Pledge Agreement and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.



                              M&S COMPUTING INVESTMENTS, INC., a
                              Delaware corporation



                                By:  /s/ John W. Wilhoite
                                     ___________________________

                                     Title:  EVP & CFO
                                             ___________________

                                     John W. Wilhoite


                              INTERGRAPH DELAWARE, INC., a Delaware
                              corporation



                                By:  /s/ John W. Wilhoite
                                     ___________________________

                                     Title: EVP & CFO
                                            ___________________

                                     John W. Wilhoite